SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 29, 2004
(Date of earliest event reported)

Commission File No. 333-110283



                    Wells Fargo Asset Securities Corporation
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        Delaware                                                 52-1972128
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(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.  Other Events
         ------------

Documents Incorporated by Reference:

The consolidated financial statements of MBIA Inc., and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; each of which is included or incorporated by reference in the Annual Report on form 10-K of MBIA Inc. for the year ended December 31, 2002, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-110283) of the Registrant; and (iii) this prospectus supplement and shall be deemed to be a part hereof.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------
(EX-23) Consent of PricewaterhouseCoopers LLP, independent certified public accountants of MBIA Inc. and subsidiaries in connection with Wells Fargo Asset Securities Corporation, Mortgage Pass-Through
                                    Certificates, Series 2004-1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES CORPORATION


January 29, 2004

                                   By:  /s/ Patrick Greene
                                      ------------------------------------------
                                      Patrick Greene
                                      Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(EX-23)           Consent of PricewaterhouseCoopers                     E
                  LLP, independent certified public
                  accountants of MBIA Inc. and
                  subsidiaries in connection with
                  Wells Fargo Asset Securities
                  Corporation, Mortgage Pass-
                  Through Certificates, Series 2004-1.